Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               SEPTEMBER 19, 2001


                          BLACK WARRIOR WIRELINE CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                               0-18754                   11-2904094
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


               3748 HIGHWAY 45 NORTH, COLUMBUS, MISSISSIPPI 39701
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (601) 329-1047
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      None required.

         (b)      None required.

         (c)      Exhibits:


                 EXHIBIT NUMBER                       DESCRIPTION OF DOCUMENT
            -------------------------     --------------------------------------


                     99.10                Press Release dated September 19, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    BLACK WARRIOR WIRELINE CORP.





Dated:  September 20, 2001          By:       /s/ William L. Jenkins
                                              ----------------------------------
                                              William L. Jenkins, President


                                     - 3 -